UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014 (June 27, 2014)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.   Regulation FD Disclosure.

In connection with the sale of its student lending business in April 2014, CIT Group Inc. (the “Company” or “CIT”) reclassified its student lending business as a discontinued operation. The Company is filing this Current Report on Form 8-K and attaching as an exhibit the financial data package of the Company as of and for the years ended December 31, 2013, 2012, and 2011 and as of and for the quarters ended March 31, 2014 and March 31, June 30, September 30, and December 31 in each of 2013 and 2012, which have been recast to reflect the reclassification of its student lending business as a discontinued operation. The financial data package, as recast, are attached as Exhibit 99.1. Exhibit 99.1 includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to Exhibit 99.1. The information included under this Item 7.01, including Exhibit 99.1, shall be considered furnished for purposes of the Securities Exchange Act of 1934, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Financial data package of CIT Group Inc. as of and for the years ended December 31, 2013, 2012, and 2011, and as of and for the quarters ended March 31, 2014 and March 31, June 30, September 30, and December 31 in each of 2013 and 2012, which have been recast to reflect the reclassification of the Company’s student lending business as a discontinued operation.

Forward-Looking Statements

     This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President & Chief Financial Officer

Dated: June 27, 2014